                                                                    EXHIBIT 10.6

                         REVOLVING LINE OF CREDIT NOTE
                         -----------------------------


$45,000,000                                                       April 17, 1997


          FOR VALUE RECEIVED, MAC-GRAY CO., INC., MAC-GRAY II, INC., SUN SERVICES OF AMERICA, INC. AND MAC-GRAY ACQUISITION CORP. (AND ITS SUCCESSOR-IN-INTEREST, R. BODDEN COIN-OP LAUNDRY, INC.), each a Delaware Corporation (the "Borrowers") jointly and severally hereby promise to pay to the order of STATE STREET BANK AND TRUST COMPANY for itself and as Agent for CORESTATES BANK, N.A. (the "Banks") at the office of the Agent located at 225 Franklin Street, Boston, Massachusetts 02110, or such other place as the holder hereof shall designate, the principal amount of Forty-Five Million Dollars and No Cents ($45,000,000.00) or, if less, the aggregate unpaid principal amount of all loans made by the Banks to the Borrowers hereunder, plus all accrued but unpaid interest and all other amounts then due and payable, on the Termination Date as defined in the Credit Agreement (as hereinafter defined), together with interest on unpaid balances payable monthly in arrears on the first day of each calendar month and in accordance with the Credit Agreement (as defined herein). Interest shall be calculated on the basis of actual days elapsed and a 360-day year. If this Note is not paid in full when due, interest on unpaid balances shall thereafter be payable on demand at a fluctuating interest rate per annum equal to four percent (4%) above the Prime Rate in effect from time to time.

          All loans hereunder and all payments on account of principal and interest hereof shall be recorded by the Agent and, prior to any transfer hereof, endorsed on the attached grid which is part of this Note. The entries on the records of the Banks (including any appearing on this Note) shall be prima facie evidence of amounts outstanding hereunder.

          This Note is issued pursuant to and is subject to the terms and conditions of that certain Credit Agreement between the Borrowers and the Banks dated as of April 17, 1997, as amended from time to time, which is hereby incorporated herein by reference, and is entitled to the benefits thereof.

          The principal amount of this Note may be repaid by the Borrowers in whole or in part and reborrowed from time to time, in each case subject to the terms and provisions of the Credit Agreement Prepayments of principal and interest may be subject to penalty or premium in accordance with the terms and provisions of the Credit Agreement.

          All principal and interest hereunder are payable in lawful money of the United States of America at the office of the Agent at the address shown above in immediately available funds.

          Any deposits or other sums at any time credited by or due from the holder to the Borrowers and any securities or other property of the Borrowers at any time in the possession of the holder shall at all times be held and treated as collateral for the payment of this Note and any and all other liabilities (direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, now existing or hereafter arising) of the Borrowers to the holder. Regardless of the adequacy of collateral, the holder may apply or set off such deposits or other sums against such liabilities at any time.

          The Borrowers hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof and consents that no indulgence, and no substitution, release or surrender of collateral, and no discharge or release of any other party primarily or secondarily liable hereon, shall discharge or otherwise affect the liability of the Borrowers. No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, and a waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

          This Note is secured by the terms of a Security Agreement between the Banks and the Borrowers dated as of the date hereof and any and all collateral at any time granted to the Banks to secure any obligations of any maker hereof.

          The Borrowers agree to pay on demand all reasonable costs and expenses (including reasonable legal costs and attorneys' fees) incurred or paid by the holder in enforcing this Note, including without limitation upon the occurrence of an Event of Default under the Credit Agreement.


                 [Remainder of page intentionally left blank.]

          This Note shall take effect as a sealed instrument and shall be governed by the laws of the Commonwealth of Massachusetts.

                              MAC-GRAY II, INC.


                              By:  /s/
                                   ------------------------------------
                                   Name:
                                   Title:

                              SUN SERVICES OF AMERICA,   INC.

                              By:  /s/
                                   ------------------------------------
                                   Name:
                                   Title:

                              MAC-GRAY CO., INC.


                              By:  /s/
                                   ------------------------------------
                                   Name:
                                   Title:

                              MAC-GRAY ACQUISITION CORP. (AND ITS
                              SUCCESSOR-IN-INTEREST, R. BODDEN COIN-OP
                              LAUNDRY, INC.)


                              By:  /s/
                                   ------------------------------------
                                   Name:
                                   Title:

                      ADVANCES AND PAYMENTS OF PRINCIPAL
                      ----------------------------------

---------------------------------------------------------------------------------------------------
          Date      Amount of Loan     Amount of Principal      Outstanding     Notation Made By
          ----      --------------                                              ----------------
                                              Paid           Principal Balance
                                              ----           -----------------
---------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------

                      WORKING CAPITAL LINE OF CREDIT NOTE
                      -----------------------------------


$5,000,000                                                        April 17, 1997


          FOR VALUE RECEIVED, MAC-GRAY CO., INC., MAC-GRAY II, INC., SUN SERVICES OF AMERICA, INC. AND MAC-GRAY ACQUISITION CORP. (AND ITS SUCCESSOR-IN-INTEREST, R. BODDEN COIN-OP LAUNDRY, INC.), each a Delaware Corporation (the "Borrowers") jointly and severally hereby promise to pay to the order of STATE STREET BANK AND TRUST COMPANY for itself and as Agent for CORESTATES BANK, N.A. (the "Banks") at the office of the Agent located at 225 Franklin Street, Boston, Massachusetts 02110, or such other place as the holder hereof shall designate, the principal amount of Five Million Dollars and No Cents ($5,000,000.00) or, if less, the aggregate unpaid principal amount of all loans made by the Banks to the Borrowers hereunder, plus all accrued but unpaid interest and all other amounts then due and payable, on the Termination Date as defined in the Credit Agreement (as hereinafter defined), together with interest on unpaid balances payable monthly in arrears on the first day of each calendar month and in accordance with the Credit Agreement (as defined herein). Interest shall be calculated on the basis of actual days elapsed and a 360-day year. If this Note is not paid in full when due, interest on unpaid balances shall thereafter be payable on demand at a fluctuating interest rate per annum equal to four percent (4%) above the Prime Rate in effect from time to time.

          All loans hereunder and all payments on account of principal and interest hereof shall be recorded by the Agent and, prior to any transfer hereof, endorsed on the attached grid which is part of this Note. The entries on the records of the Banks (including any appearing on this Note) shall be prima facie evidence of amounts outstanding hereunder.

          This Note is issued pursuant to and is subject to the terms and conditions of that certain Credit Agreement between the Borrowers and the Banks dated as of April 17, 1997, as amended from time to time, which is hereby incorporated herein by reference, and is entitled to the benefits thereof.

          The principal amount of this Note may be repaid by the Borrowers in whole or in part and reborrowed from time to time, in each case subject to the terms and provisions of the Credit Agreement. Prepayments of principal and interest may be subject to penalty or premium in accordance with the terms and provisions of the Credit Agreement.

          All principal and interest hereunder are payable in lawful money of the United States of America at the office of the Agent at the address shown above in immediately available funds.

          Any deposits or other sums at any time credited by or due from the holder to the Borrowers and any securities or other property of the Borrowers at any time in the possession of the holder shall at all times be held and treated as collateral for the payment of this Note and any and all other liabilities (direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, now existing or hereafter arising) of the Borrowers to the holder. Regardless of the adequacy of collateral, the holder may apply or set off such deposits or other sums against such liabilities at any time.

          The Borrowers hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof and consents that no indulgence, and no substitution, release or surrender of collateral, and no discharge or release of any other party primarily or secondarily liable hereon, shall discharge or otherwise affect the liability of the Borrowers. No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, and a waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

          This Note is secured by the terms of a Security Agreement between the Banks and the Borrowers dated as of the date hereof and any and all collateral at any time granted to the Banks to secure any obligations of any maker hereof.

          The Borrowers agree to pay on demand all reasonable costs and expenses (including reasonable legal costs and attorneys' fees) incurred or paid by the holder in enforcing this Note, including without limitation upon the occurrence of an Event of Default under the Credit Agreement.


                 [Remainder of page intentionally left blank.]

          This Note shall take effect as a sealed instrument and shall be governed by the laws of the Commonwealth of Massachusetts.

                              MAC-GRAY II, INC.


                              By:  /s/
                                   -------------------------------------
                                   Name:
                                   Title:

                              SUN SERVICES OF AMERICA,   INC.

                              By:  /s/
                                   -------------------------------------
                                   Name:
                                   Title:

                              MAC-GRAY CO., INC.


                              By:  /s/
                                   -------------------------------------
                                   Name:
                                   Title:


                              MAC-GRAY ACQUISITION CORP. (AND ITS
                              SUCCESSOR-IN-INTEREST, R. BODDEN COIN-OP
                              LAUNDRY, INC.)


                              By:  /s/
                                   -------------------------------------
                                   Name:
                                   Title:

                      ADVANCES AND PAYMENTS OF PRINCIPAL
                      ----------------------------------

--------------------------------------------------------------------------------------------------------------------
          Date           Amount of Loan        Amount of Principal         Outstanding         Notation Made By
          ----           --------------                                                        ----------------
                                                      Paid              Principal Balance
                                                      ----              -----------------
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------------------